UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2019

WESTMORELAND COAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 922-6463

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03 Bankruptcy or Receivership

Emergence from Chapter 11

As previously disclosed, on October 9, 2018, Westmoreland Coal Company (“Westmoreland” or the “Company”) and certain of its subsidiaries, including Westmoreland Resource Partners, LP, a Delaware limited partnership (“WMLP”), filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). On March 1, the Company and certain of its subsidiaries not including WMLP (collectively, the “WLB Debtors”) filed with the Bankruptcy Court a proposed chapter 11 plan (as it may be amended, modified or supplemented from time to time, the “Plan”).

On March 2, 2019, the Bankruptcy Court entered an order approving and confirming the Plan (the “Confirmation Order”). Copies of the Confirmation Order and Plan were included as exhibits to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 4, 2019.

On March 15, 2019 (the “Plan Effective Date”), the WLB Debtors satisfied the conditions to effectiveness set forth in the Confirmation Order and in the Plan and consummated the Plan, including the sale of substantially all of their assets to a new entity created and controlled by the WLB Debtors’ first lien creditors (the “Purchaser”), and the WLB Debtors emerged from their Chapter 11 cases.

Item 3.03 Material Modification to Rights of Security Holders

Pursuant to the Plan and the Confirmation Order, on the Post-Closing Reconciliation Date (as defined in the Plan), which is expected to take place after the sale of the remaining assets of WMLP and certain of its subsidiaries (the “WMLP Debtors”), but no later than two years after the Plan Effective Date, all equity interests in the Company (including outstanding shares of preferred stock, common stock, options, warrants or contractual or other rights to acquire any equity interests in the Company) are to be cancelled and will not be entitled to receive any distributions on account of such equity interests. Until such time, the equity interests in the Company will remain outstanding.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Plan and the Confirmation Order, the existing Board of Directors of the Company and any remaining officers of the Company were terminated as of the Plan Effective Date and Mr. Jeffrey S. Stein was appointed as the sole officer and director of the Company.

Item 7.01 Regulation FD Disclosure

On March 15, 2019, the Company issued a press release announcing its emergence from the Chapter 11 Cases. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein and in the Exhibits that are not historical facts are forward-looking statements. Forward-looking statements are typically identified by use of terms such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target” or “continue,” the negative of such terms or other comparable terminology, although some forward-looking statements may be expressed differently.

These forward-looking statements relate, in part, to the risks and uncertainties relating to the WMLP Debtors’ ability to develop and consummate one or more plans under chapter 11 of the Bankruptcy Code with respect to the WMLP Debtors’ chapter 11 cases (the “WMLP Chapter 11 Cases”), which are jointly administered under the caption In re Westmoreland Coal Company, et al; the Bankruptcy Court’s rulings in the WMLP Chapter 11 Cases and the outcome of the WMLP Chapter 11 Cases in general; risks associated with third-party motions in the WMLP Chapter 11 Cases, which may interfere with the WMLP Debtors’ ability to develop and consummate one or more plans under chapter 11 of the Bankruptcy Code once such plans are developed; the potential adverse effects of the WMLP Chapter 11 Cases on the WMLP Debtors’ liquidity, results of operations, or business prospects; the ability to execute WMLP’s business and restructuring plan; increased legal costs related to the WMLP Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; the sufficiency of the liquidity purported to be made available by any debtor-in-possession credit agreement; and the additional risks and uncertainties that are described in WMLP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as amended, as well as in other reports filed from time to time by the Company or WMLP with the Securities and Exchange Commission.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated March 15, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: March 15, 2019	By:	/s/ Jeffrey S. Stein
Jeffrey S. Stein Plan Administrator